UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): September 18, 2018
___________
DIAMONDBACK ENERGY, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdiction of incorporation)	001-35700 (Commission File Number)	45-4502447 (I.R.S. Employer Identification Number)
500 West Texas Suite 1200 Midland, Texas (Address of principal executive offices)		79701 (Zip code)
(432) 221-7400 (Registrant’s telephone number, including area code) Not Applicable (Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 8.01. Other Events.

Notes Offering

On September 18, 2018, Diamondback Energy, Inc. (“Diamondback”) issued a press release announcing the pricing of an offering (the “Tack-On Offering”) of $750.0 million aggregate principal amount of its 4.750% Senior Notes due 2024 (the “New Notes”), representing a $250.0 million upsize from the previously announced size of the offering. The New Notes will be issued as additional securities under the indenture, dated as of October 28, 2016 (the “Indenture”), under which Diamondback issued $500.0 million aggregate principal amount of its 4.750% Senior Notes due 2024 on October 28, 2016, all of which were subsequently exchanged for substantially identical notes in the same aggregate principal amount (the “Existing Notes”). The Existing Notes and the New Notes will be treated as a single class of debt securities under the Indenture. The New Notes will be issued at an offering price of 99.75% of par. The New Notes were offered to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to certain non-U.S. persons in accordance with Regulation S under the Securities Act. Diamondback intends to use the net proceeds from the Tack-On Offering to repay the outstanding borrowings under the revolving credit facility of Diamondback O&G LLC, Diamondback’s wholly-owned subsidiary, and for general corporate purposes, which may include a portion of the cash consideration for the pending acquisition of certain assets from Ajax Resources, LLC.

The Tack-On Offering is expected to close on September 25, 2018, subject to customary closing conditions. A copy of this press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The New Notes will not initially be registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from such registration requirements. This report is neither an offer to sell nor a solicitation of an offer to buy any of these securities and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale is unlawful.

Item 9.01. Financial Statements and Exhibits.
Exhibits.

Exhibit Number	Description
99.1	Press Release dated September 18, 2018, 2018 entitled “Diamondback Energy Prices Upsized $750 Million Tack-On Offering of Senior Notes.”

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DIAMONDBACK ENERGY, INC.

Date:	September 18, 2018
		By:	/s/ Teresa L. Dick
		Name:	Teresa L. Dick
		Title:	Chief Financial Officer, Executive Vice President and Assistant Secretary